UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 9, 2026

Date of Report (date of earliest event reported)

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices and Zip Code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2026, the Board of Directors (“Board”) of Micron Technology, Inc. (the “Company”) appointed Alexis Black Björlin as a member of the Board. The Board has determined that Dr. Björlin is an independent director under the applicable rules of the Nasdaq Stock Market LLC (the “Independence Rules”). Following the appointment of Dr. Björlin, the Board will have a total of nine directors, of which eight are determined to be independent under the Independence Rules. Dr. Björlin has also been appointed to the Governance and Sustainability Committee of the Board.

Dr. Björlin will participate in the Company’s 2025 Director Compensation Plan, which provides for cash and equity compensation for non-employee directors, including (i) pro rata portion of a cash retainer of $125,000 for her service as a member of the Board and (ii) a grant on the date of her appointment equal to the pro rata portion of the annual grant of restricted stock, valued at $250,000. Dr. Björlin will also enter into the Company’s standard form of indemnification agreement.

There is no arrangement or understanding between Dr. Björlin and any other person pursuant to which she was selected as a director, and there is no family relationship between Dr. Björlin and any of the Company’s other directors or executive officers. Dr. Björlin does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. On June 9, 2026, the Company issued a press release announcing the appointment of Dr. Björlin as director. The press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	June 9, 2026	By:	/s/ Michael Ray
		Name:	Michael Ray
		Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary